Earning per share (Tables)	6 Months Ended
Jun. 30, 2023
Earning per share
Schedule of Earning per share

	For the six months ended June 30,
	2023	2022

Net income attributable to common shareholders of Tantech Holdings Ltd.	$2,011,244	$2,099,462
Weighted average shares Outstanding - Basic	1,903,906	773,083
Dilutive securities -unexercised warrants	—	16,225
Weighted average shares outstanding – diluted	1,903,906	789,308
Earnings per share - Basic	$1.06	$2.72
Earnings per share – Diluted	$1.06	$2.66